Filed Pursuant to Rule 497(i) Registration No. 333-138996

PRESS RELEASE	FOR IMMEDIATE RELEASE

HARRIS & HARRIS GROUP, INC.®	MAY 15, 2007
111 WEST 57th STREET, SUITE 1100
NEW YORK, NEW YORK 10019	CONTACT: CHARLES E. HARRIS

NASDAQ/NMS SYMBOL: TINY	TEL. NO. (212) 582-0900

HARRIS & HARRIS GROUP CLARIFIES YESTERDAY'S
PRESS RELEASE

Harris & Harris Group, Inc., (the "Company") clarified yesterday's press release regarding the effectiveness of its shelf registration statement to note that the Notice of Effectiveness was posted on the Securities & Exchange Commission ("SEC")'s web site before the opening of the stock market yesterday. This shelf registration statement relating to the offer and sale from time-to-time of up to 4,000,000 shares of the Company's common stock was originally filed with the SEC on November 29, 2006.

If and when the Company decides to do takedowns from this shelf registration, it will file a prospectus supplement identifying any agents or underwriters involved in the sale of common stock and describing the method and terms of the particular offering.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities referred to herein, nor shall there be any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The prospectus dated May 11, 2007, contains, and any related prospectus supplement, when available, will contain this and other information about the Company and should be read carefully before investing. An offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained when available from Harris & Harris Group, Inc., 111 West 57th Street, Suite 1100, New York, NY 10019, at (212) 582-0900, or the underwriters named in any prospectus supplement relating to the offering of securities referred to herein.

Harris & Harris Group is a publicly traded venture capital company that makes initial investments exclusively in tiny technology, including nanotechnology, microsystems and microelectromechanical systems (MEMS). The Company's last 33 initial private equity investments have been in tiny technology-enabled companies. As of May 11, 2007, the Company had 21,341,029 shares of common stock outstanding.

Detailed information about Harris & Harris Group and its holdings can be found on its website at www.TinyTechVC.com.

This press release may contain statements of a forward-looking nature relating to future events. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. These statements reflect the Company's current beliefs, and a number of important factors could cause actual results to differ materially from those expressed in this press release. Please see the Company's Registration Statement on Form N-2 and Annual Report on Form 10-K for the year ended December 31, 2006, filed with the Securities and Exchange Commission for a more detailed discussion of the risks and uncertainties associated with the Company's business, including but not limited to the risks and uncertainties associated with venture capital investing and other significant factors that could affect the Company's actual results. Except as otherwise required by Federal securities laws, Harris & Harris Group, Inc., undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties. The reference to the website www.TinyTechVC.com has been provided as a convenience, and the information contained on such website is not incorporated by reference into this press release.